Exhibit 10.74

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of April 8, 2012, with an effective date as of February 28, 2014, is by and among LAPOLLA INDUSTRIES, INC., a Delaware corporation (the “Debtor”), ENHANCED JOBS FOR TEXAS FUND, LLC, a Delaware limited liability company (Enhanced Texas”), and ENHANCED CREDIT SUPPORTED LOAN FUND, LP, a Delaware limited partnership (“Enhanced Credit,” and together with Enhanced Texas and any Assignee, each a “Purchaser” and together the “Purchasers”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein shall have the meanings ascribed thereto in the Note Purchase Agreement (as defined below).

WHEREAS, the Purchasers have extended certain credit facilities in favor of the Debtor pursuant to that certain Note Purchase Agreement, dated as of December 10, 2013 by and between the Debtor and the Purchasers (the “Note Purchase Agreement”); and

WHEREAS, the Debtor and the Purchasers have agreed, subject to the terms and conditions hereof, to amend the Note Purchase Agreement by (i) changing certain covenants in the Note Purchase Agreement, and (ii) providing for the payment of legal fees in connection with this amendment; and

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Amendment to Note Purchase Agreement. Upon execution of this Amendment by the parties hereto, the Note Purchase Agreement is amended as follows:

(a)                Section 1.1 is hereby amended by adding the definition of Amendment No. 1 to Note Purchase Agreement as follows:

“Amendment No. 1 to Note Purchase Agreement” means that certain Amendment No. 1 to Note Purchase Agreement effective as of February 28, 2014, dated as of April 8, 2014 between the parties hereto.

(b)               Section 7.18 of the Note Purchase Agreement, is hereby amended and restated as follows effective February 28, 2014:

“Section 7.18 Minimum EBITDA. The Borrower shall not permit its EBITDA for the three (3) months ending on the last day of each month set forth below to be less than the corresponding amount set forth below for such period:

Three Month Period Ended	Minimum EBITDA
February 28, 2014	$176,963*
March 31, 2014	($212,190)
April 30, 2014	($116,215)
May 31, 2014	$170,247
June 30, 2014	$543,179
July 31, 2014	$748,637
August 31, 2014	$941,489
September 30, 2014	$1,015,570
October 31, 2014	$1,030,250
November 30, 2014	$866,285
December 31, 2014	$464,898
January 31, 2015	$244,032
February 28, 2015	$241,732
March 31, 2015	$380,909
April 30, 2015	$585,206
May 31, 2015	$702,332
June 30, 2015	$860,241
July 31, 2015	$936,405
August 31, 2015	$1,037,729
September 30, 2015	$1,106,449
October 31, 2015	$1,118,798
November 30, 2015	$961,266
December 31, 2015	$644,110
January 31, 2016	$388,714
February 28, 2016	$369,753
March 31, 2016	$504,159
April 30, 2016	$722,280
May 31, 2016	$850,910
June 30, 2016	$1,018,721
July 31, 2016	$1,100,352
August 31, 2016	$1,205,180
September 30, 2016	$1,277,165
October 31, 2016	$1,289,091
November 30, 2016	$1,119,637
December 31, 2016	$781,931

(*) For purposes of the February 2014 minimum EBITDA calculation the Debtor will be permitted to add-back to EBITDA the amount of $236,737 which represents a portion of the Note Receivable to Dena Lynn Sosebee and Chemical Design, Corporation dated May 14, 2013 in the amount of $515,708.69 and Amended on February 14, 2014 in the amount of $473,473.40 which the Debtor elected to reserve $236,737 as of December 31, 2013.”

2.                  Loan Documents Generally. All references to the Note Purchase Agreement in the Loan Documents and any other documents evidencing, securing or otherwise relating to the credit extended by Purchasers in favor of Debtor shall mean the Note Purchase Agreement and as modified hereby and this Amendment shall itself constitute a Loan Document.

3.                  Representations and Warranties. The Debtor hereby represents and warrants to the Purchasers that:

(i)                 No Default or Event of Default will exist after giving pro forma effect to this Amendment, the consent contained herein and the transactions contemplated by and consented to in this Amendment;

(ii)               Giving effect to this Amendment, the representations and warranties set forth in the Note Purchase Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date) and each of such representations and warranties (except to the extent such representations and warranties expressly relate to an earlier date) together with each of the representations and warranties contained in this Amendment shall be true and correct on and as of the date of consummation of the transactions contemplated by and consented to in this Amendment, as if such representations and warranties were made on such date;

(iii)             The Debtor has the organizational power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Amendment; and

(iv)             The Debtor has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

4.                  Amendment; No Implied Waiver. This Amendment shall be limited precisely as written and shall not operate as a consent to any other action or inaction by the Debtor, or as a waiver or amendment of any right, power, or remedy of the Purchasers under the Note Purchase Agreement or the other Loan Documents nor constitute a consent to any action or inaction, or a waiver or amendment of any provision contained in the Note Purchase Agreement and the other Loan Documents except as specifically provided herein.

5.                  Reaffirmation of Debtor Obligations; Other Acknowledgement and Consents. The Debtor hereby:

(a)                Agrees that it is truly and justly indebted to the Purchasers for all of the Debtor’s obligations under the Note Purchase Agreement and the other Loan Documents without defense, offset or counterclaim of any kind whatsoever and reaffirms and admits the validity and enforceability of the Note Purchase Agreement and the Loan Documents to which it is a party and the liens upon and security interests in the collateral which were granted pursuant to the Loan Documents to which it is a party;

(b)               Consents to the execution and delivery of this Amendment by the Debtor and to the terms and conditions set forth herein and any other waivers, consents or amendments which the Purchasers deems appropriate;

(c)                Agrees to be bound by the terms and conditions of the Note Purchase Agreement as amended or modified by this Amendment;

(d)               Acknowledges and agrees that all obligations of the Debtor under the Note Purchase Agreement, as amended and modified by this Amendment, and the other Loan Documents pursuant to which the Debtor grants any security to the Purchasers, are secured pursuant to the Loan Documents and all references in the Loan Documents to the secured obligations or language of similar meaning shall hereafter be deemed to include the Debtor’s obligations to the Purchasers under the Note Purchase Agreement, as modified by this Amendment and the other instruments, documents and agreements executed and delivered pursuant hereto or in connection herewith; and

(e) Notwithstanding any prior disregard of any of the terms of the Note Purchase Agreement or any of the Loan Documents, agrees that the terms of the Note Purchase Agreement and each of the Loan Documents shall be strictly adhered to on and after the date hereof in accordance with the terms hereof.

6.                  Further Assurances. The Debtor will execute such additional documents as are reasonably requested by the Purchasers to reflect the terms and conditions of this Amendment and will cause to be delivered such agreements, certificates, legal opinions and other documents as are reasonably required by the Purchasers. To the extent a legal opinion and secretary certificate approving and ratifying this Agreement, in form and substance reasonably satisfactory to the Purchasers are not delivered to the Purchasers on or prior to April __, 2014, it will constitute an event of default under this Amendment and an Event of Default under the Note Purchase Agreement.

7.               Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

8.                  Governing Law/Consent to Jurisdiction/Waiver of Jury Trial. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK AND THE PARTIES HERETO HEREBY CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE 2ND CIRCUIT, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION BROUGHT TO ENFORCE ANY RIGHTS UNDER THIS AGREEMENT AND ANY RELATED DOCUMENT OR INSTRUMENT. EACH OF THE PARTIES HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

9.                  Survival. All warranties, representations and covenants made by Debtor herein, or in any agreement referred to herein or in any certificate, document or other instrument delivered by it or on its behalf under this Amendment, shall be considered to have been relied upon by the Purchasers. All statements in any such certificate or other instrument shall constitute warranties and representations by Debtor hereunder. All warranties, representations, and covenants made by Debtor hereunder or under any other agreement or instrument shall be deemed continuing until the payment in full, in cash, and indefeasible satisfaction of all obligations and any other obligations of Purchasers and any commitment of Purchasers to extend credit to Debtor shall have been irrevocably terminated.

IN WITNESS WHEREOF, the Debtor and the other parties listed below have caused this Amendment to be duly executed as of the day and year first above written.

DEBTOR:

LAPOLLA INDUSTRIES, INC.

By: /s/ Michael T. Adams, EVP

Name: Michael T. Adams

Title: Executive Vice President

AGENT AND PURCHASER:

ENHANCED CREDIT SUPPORTED LOAN FUND, LP

By: Enhanced CSLF GP, LLC, its general partner

By: /s/ Douglas Cruikshank

Name: Douglas Cruikshank

Title: Manager

PURCHASER:

ENHANCED JOBS FOR TEXAS FUND, LLC

By: /s/ Michael A.G. Korengold

Name: Michael A.G. Korengold

Title: President and CEO